EXHIBIT 24

POWER OF ATTORNEY FOR EXECUTION OF FORM 10-K

TO BE FILED WITH THE SECURITIES & EXCHANGE COMMISSION

We, the undersigned Directors of WesBanco, Inc., hereby severally constitute and appoint James C. Gardill and/or Paul M. Limbert, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names and in the capacities indicated below, the Annual Report of WesBanco to the Securities & Exchange Commission on Form 10-K to be filed for the year 2006 and any and all amendments thereto in our names and behalf in our capacities as Directors of WesBanco to enable WesBanco to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities Exchange Act of 1934, as amended, hereby ratifying and conforming our signatures as they may be signed by our attorneys, or either of them, to said Form 10-K and any and all amendments thereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney for purposes of executing the Form 10-K of WesBanco has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/S/ JAMES E. ALTMEYER James E. Altmeyer	Director	03/13/2007

/S/ RAY A. BYRD Ray A. Byrd	Director	03/13/2007

/S/ R. PETERSON CHALFANT R. Peterson Chalfant	Director	03/13/2007

/S/ CHRISTOPHER V. CRISS Christopher V. Criss	Director	03/13/2007

/S/ JAMES D. ENTRESS James D. Entress	Director	03/13/2007

/S/ ABIGAIL M. FEINKNOPF Abigail M. Feinknopf	Director	03/13/2007

/S/ ERNEST S. FRAGALE Ernest S. Fragale	Director	03/13/2007

/S/ EDWARD M. GEORGE Edward M. George	Chairman of the Board, Director	03/13/2007

/S/ VAUGHN L. KIGER Vaughn L. Kiger	Director	03/13/2007

/S/ ROBERT E. KIRKBRIDE Robert E. Kirkbride	Director	03/13/2007

/S/ PAUL M. LIMBERT Paul M. Limbert	President and Chief Executive Officer, Director	03/13/2007

SIGNATURE	TITLE	DATE

Jay T. McCamic	Director

/S/ HENRY L. SCHULHOFF Henry L. Schulhoff	Director	03/13/2007

/S/ JOAN C. STAMP Joan C. Stamp	Director	03/13/2007

/S/ REED J. TANNER Reed J. Tanner	Director	03/13/2007